Exhibit F

Rule 24 Reporting Requirement No. 7
April 1, 2005 through June 30, 2005

I. Types of services and goods sold by Enron to Portland General:
                                                                                                                         Amounts
Company                                                          Description                                            Expended
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Enron to Portland General Electric                               Insurance coverages, premiums paid by Enron           $586,374.00
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Enron to Portland General Electric                               401K participant fees                                 $499,346.44
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II. Types of services and goods sold by Portland General to Enron:
                                                                                                                          Amounts
Company                                                          Description                                           Expended
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Portland General Electric to Portland General Holdings, Inc.*    Accounting, tax and legal support services, interest   $ 3,609.99
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* Portland General Holdings, Inc. is a direct wholly-owned subsidiary of Enron.